UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011

Acadia Healthcare Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-175523	46-2492228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610

Franklin, Tennessee 37067

(Address of Principal executive offices, including Zip Code)

615-861-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2011, the compensation committee of the board of directors of Acadia Healthcare Company, Inc. (the “Company”) approved an increase to the annual base salary, effective November 1, 2011, for the following executive officers of the Company:

Executive Officer (Name, Title)	Current Base Salary (effective as of November 1, 2011)
Joey A. Jacobs, Chief Executive Officer	$550,000
Ron Fincher, Chief Operating Officer	$380,000
Trey Carter, Co-President	$380,000
Brent Turner, Co-President	$380,000
Jack E. Polson, Chief Financial Officer	$380,000
Christopher L. Howard, Executive Vice President, General Counsel	$380,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel

Date: December 8, 2011

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